UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2015

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	0-14948	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

For purposes of the Registration Statement on Form S-3 (Registration No. 333-196419) (the “Registration Statement”) of Fiserv, Inc. (the “Company”), the Company’s computation of the Ratio of Earnings to Fixed Charges for the three month period ended March 31, 2015, and the years ended December 31, 2014, 2013, 2012, 2011 and 2010, is filed herewith as Exhibit 12 and is incorporated by reference into this Current Report on Form 8-K and the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

12	Computation of the Ratio of Earnings to Fixed Charges for the three month period ended March 31, 2015, and the years ended December 31, 2014, 2013, 2012, 2011 and 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: May 19, 2015	By:	/s/ Thomas J. Hirsch
Thomas J. Hirsch
Chief Financial Officer, Treasurer and Assistant Secretary

Fiserv, Inc.

Exhibit Index to Current Report on Form 8-K

Dated May 19, 2015

Exhibit Number	Description

12	Computation of the Ratio of Earnings to Fixed Charges for the three month period ended March 31, 2015, and the years ended December 31, 2014, 2013, 2012, 2011 and 2010.

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